UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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THE MIDDLEBY CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
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R1.0.1.18 1 _ 0000465814 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 08, 2020 THE MIDDLEBY CORPORATION Meeting Information Meeting Type: Annual<mtgtype>Meeting For holders as of: April<recdate>09,2020 B Date: June 08, 2020 Time: 10:30<mtgtime>AMCDT A Location: Taylor Company R 750 N. Blackhawk Blvd. C Rockton, IL 61072 O D E You are receiving this communication because you hold THE MIDDLEBY CORPORATION shares in the above named company. 1400 TOASTMASTER DRIVE ELGIN, IL 60120 This is not a ballot. You annot use this notice to vote these shares. This communication presents only an Investor Address Line 1 1512 1 overview of the more complete proxy materials that are Investor Address Line 2 OF available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 paper copy (see reverse side). Investor Address Line 5 2 We encourage you to access and review all of the important John Sample 1234 ANYWHERE STREET information contained in the proxy materials before voting. 1234567 123456 7 ANY CITY, ON A1A 1A1 123456 7 123456 7 123456123456 77 1234567 ee the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 10-K/Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery.

R1.0.1.18 2 _ 0000465814

How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only R1.0.1.18 3 _ 0000465814

 Voting items The Board of Directors recommends you vote FOR the following: Election of Directors Nominees 01 Sarah Palisi Chapin 02 Timothy J. FitzGerald 03 Cathy L. McCarthy 04 John R. Miller III 05 Robert A. Nerbonne 06 Gordon O'Brien 07 Nassem Ziyad B The Board of Directors recommends you vote FOR proposals 2 and 3: A R 2. Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the C current fiscal year ending January 2, 2021; 3. Approval, by an advisory vote, of the 2019 compensation of the Company's named executive officers, as O disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); D NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E 123456789012 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #